EX-99
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                         (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of E.T. Corporation ("Company") on Form 10-QSB for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission ("Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to E.T. Corporation and will be retained by E.T. Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: April 25, 2003                       /s/  Sidney B. Fowlds
                                            Sidney B. Fowlds, President


Dated: April 25, 2003                       /s/  Anthony V. Feimann
                                            Anthony V. Feimann,
                                            Secretary/Treasurer